Exhibit 10.1 Legal – 22859030.3 Subscription Agreement (1) AIRCASTLE LIMITED (2) MM AIR LTD (3) MARUBENI AVIATION HOLDING COÖPERATIEF U.A. Conyers Dill & Pearman Limited Bermuda conyers.com

SUBSCRIPTION AGREEMENT conyers.com | 2 THIS AGREEMENT is dated July 5, 2023 BETWEEN: AIRCASTLE LIMITED, an exempted company incorporated in Bermuda having its registered office at Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda (the “Company“); MM AIR LTD., an exempted company incorporated in Bermuda having its registered office at Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda (the “MM Air“); and MARUBENI AVIATION HOLDING COÖPERATIEF U.A., company incorporated in the Netherlands (registered no. 58144765), whose registered address is at Herikerbergweg 238, Luna ArenA, 1101 CM, Amsterdam, the Netherlands (the “MAHOCO“). WHEREAS: (A) The Company wishes to issue and allot Shares of the Company to each of MM Air and MAHOCO in two tranches for such numbers of Shares and at such subscription prices to be determined and agreed by the Company prior to such issuances pursuant to: (i) a subscription amount and price confirmation letter delivered to the Company by MM Air and MAHOCO in respect of the first tranche in the form set out in Schedule 1 (the “Tranche 1 Subscription Confirmation Letter”); and (ii) a subscription amount and price confirmation letter delivered to the Company by MM Air and MAHOCO in respect of the second tranche in the form set out in Schedule 2 (the “Tranche 2 Subscription Confirmation Letter”); and (B) MM Air and MAHOCO each wish to acquire up to such number of Shares of the Company in consideration of up to US$500,000,000 based on their latest shareholding ratios. THE PARTIES AGREE as follows: 1. INTERPRETATION In this Agreement, unless the context otherwise requires, the following words and expressions shall have the following meanings: “Shares” means a common share in the capital of the Company of US$0.01 par value having the rights provided for under the memorandum of association and bye-laws of the Company; “Shareholders Agreement” means the shareholders’ agreement relating to the Company dated 10 November 2020 between Marubeni Corporation, Mizuho Leasing Company, Limited, MM Air and MAHOCO (as amended, restated, supplemented or otherwise modified from time to time); “Shareholder Reserved Matter” means the matters set out in Schedule “E” of the Company’s bye-laws and Schedule 3 of the Shareholders

SUBSCRIPTION AGREEMENT conyers.com | 3 Agreement, and which includes any issuance of Shares for subscription; “Tranche 1” means the subscription and issuance on or about July 2023 for the number of Shares at the aggregate subscription price set out under the heading “Tranche 1 – US$200,000,000 – On or about July 2023” in the Tranche 1 Subscription Confirmation Letter; and “Tranche 2” means the subscription and issuance in or around the Company’s first fiscal quarter of 2024 for up to the number of Shares at the aggregate subscription price set out under the heading “Tranche 2 – Up to US$300,000,000 – In or around the Company’s first fiscal quarter of 2024” in the Tranche 2 Subscription Confirmation Letter. In this Agreement: the clause headings are included for convenience only and shall not affect the interpretation of this Agreement; words denoting the singular number include the plural and vice versa; words denoting one gender include the other genders. 2. SUBSCRIPTION FOR SHARES BY SUBSCRIBERS MM Air and MAHOCO each hereby subscribe for Tranche 1 and request that the Company issue and allot to each of them such number of Shares set opposite their name for the aggregate subscription prices set out in the Tranche 1 Subscription Confirmation Letter. MM Air and MAHOCO may each subscribe for Tranche 2 and request that the Company issue and allot to each of them up to the number of Shares set opposite their name for the aggregate subscription prices set out in the Tranche 2 Subscription Confirmation Letter. The allocation of the subscription for Tranche 2, which is expected to be in the Company’s first fiscal quarter of 2024, is subject to the approval of the board of directors of the Company and the approval of the shareholders of the Company as a Shareholder Reserved Matter. MM Air and MAHOCO each agree and undertake to pay on demand the subscription prices to the Company for such number of shares as may be subscribed under Tranche 1 and Tranche 2 for by MM Air and MAHOCO. Upon receipt of the subscription price from each of MM Air and MAHOCO for such number of shares as each may subscribe for pursuant to the Tranche 1 Subscription Confirmation Letter and the Tranche 2 Subscription Confirmation Letter, the Company shall, subject to the approval of the members of the Company as a Shareholder Reserved Matter (as defined in the Company’s bye- laws), issue and allot Tranche 1 and Tranche 2 to MM Air and MAHOCO such number of Shares as subscribed for by each of MM Air and MAHOCO (the “Share Issuances”).

SUBSCRIPTION AGREEMENT conyers.com | 4 Each Share subscribed for pursuant to the foregoing clause shall be credited as fully paid and on issue shall rank pari passu in all respects with other shares of that class in issue. MM Air and MAHOCO each agree to take the Shares subject to the memorandum of association, the bye-laws of the Company and the Shareholders Agreement, and each authorise the Company to enter its respective name and address as set forth in the Tranche 1 Subscription Confirmation Letter and the Tranche 2 Subscription Confirmation Letter in the register of members of the Company. MM Air and MAHOCO each agree to receive any and all information, documents and notices by electronic mail at the address provided to the Secretary of the Company, and MM Air and MAHOCO each undertake to advise the Secretary of the Company of any changes to their electronic mail or registered address from time to time. 3. ENTIRE AGREEMENT Save as set forth in the Shareholders Agreement, this Agreement constitutes the entire agreement and understanding of the parties and supersedes any previous agreement between the parties relating to the subject matter of this Agreement. 4. COUNTERPARTS This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, and all the counterparts together shall constitute one and the same instrument. Delivery of a counterpart signature page by facsimile transmission or by e-mail transmission of an Adobe Portable Document Format file (or similar electronic record) shall be effective as delivery of an executed counterpart signature page. 5. VARIATION No variation of this Agreement shall be valid unless it is in writing and signed by or on behalf of each of the parties. 6. GOVERNING LAW AND JURISDICTION The terms and conditions of this Agreement and the rights of the parties hereunder shall be governed by and construed in all respects in accordance with the laws of Bermuda. The parties to this Agreement hereby irrevocably agree that the courts of Bermuda shall have exclusive jurisdiction in respect of any dispute, suit, action, arbitration or proceedings ("Proceedings") which may arise out of or in connection with this Agreement and waive any objection to Proceedings in the courts of Bermuda on the ground of venue or on the basis that the Proceedings have been brought in an inconvenient forum. [Signature page follows]

SUBSCRIPTION AGREEMENT conyers.com | 5 AGREED by the parties through their authorised signatories on the date first written above: For, and on behalf of MM Air Ltd. /s/ Masayuki Ando _____________________________ Name: Masayuki Ando Title: Director /s/Tomoaki Ogasawara ____________________________ Name: Tomoaki Ogasawara Title: Director For, and on behalf of Marubeni Aviation Holding Coöperatief U.A. /s/Tomoaki Ogasawara _____________________________ Name: Tomoaki Ogasawara Title: Director For, and on behalf of Aircastle Limited /s/ Christopher Beers _____________________________ Name: Christopher Beers Title: Chief Legal Officer

SCHEDULE 1 Tranche 1 – Subscription Amount and Price Confirmation Letter [•] 2023 Aircastle Limited (the “Company”) Clarendon House, 2 Church Street Hamilton HM 11 Bermuda Dear Sirs/Madam, Pursuant to that certain subscription agreement (the “Subscription Agreement”) dated [•] 2023 between the Company, Marubeni Aviation Holding Coöperatief U.A. and MM Air Ltd., and subject to the terms and conditions thereof, we hereby confirm our application and request for you to issue and allot to us Tranche 1, being the number of Shares of the Company at the subscription price per Share set out below. Capitalized terms used but not defined herein shall have the meaning ascribed thereto in the Subscription Agreement. In accordance with clause 2.3 of the Subscription Agreement, we further confirm that in consideration for the issue of such Shares, we hereby agree and undertake to pay to the Company on demand total purchase price set out below. Sincerely, ____________________________________ For and on behalf of MM Air Ltd. ____________________________________ For and on behalf of Marubeni Aviation Holding Coöperatief U.A. ____________________________________ For and on behalf of MM Air Ltd. Acknowledged and agreed by ____________________________________ For and on behalf of Aircastle Limited Tranche 1 – US$200,000,000 – On or about July 2023 Subscriber No. of Shares subscribed for Subscription price per Share (US$) Total Purchase Price (US$) MM Air Ltd. Clarendon House 2 Church Street Hamilton HM 11, Bermuda [•] common shares US$[•] US$100,000,000 (50%) Marubeni Aviation Holding Coöperatief U.A. Herikerbergweg 238 Luna ArenA, 1101 CM Amsterdam, The Netherlands [•] common shares US$[•] US$100,000,000 (50%)

conyers.com | 7 SCHEDULE 2 Tranche 2 – Subscription Amount and Price Confirmation Letter [•] 2023 Aircastle Limited (the “Company”) Clarendon House, 2 Church Street Hamilton HM 11 Bermuda Dear Sirs/Madam, Pursuant to that certain subscription agreement (the “Subscription Agreement”) dated [•] 2023 between the Company, Marubeni Aviation Holding Coöperatief U.A. and MM Air Ltd., and subject to the terms and conditions thereof, we hereby confirm our application and request for you to issue and allot to us Tranche 2, being the number of Shares of the Company at the subscription price per Share set out below. Capitalized terms used but not defined herein shall have the meaning ascribed thereto in the Subscription Agreement. In accordance with clause 2.3 of the Subscription Agreement, we further confirm that in consideration for the issue of such Shares, we hereby agree and undertake to pay to the Company on demand total purchase price set out below. Sincerely, ____________________________________ For and on behalf of MM Air Ltd. ____________________________________ For and on behalf of Marubeni Aviation Holding Coöperatief U.A. ___________________________________ For and on behalf of MM Air Ltd. Acknowledged and agreed by ____________________________________ For and on behalf of Aircastle Limited Tranche 2 – Up to US$300,000,000 – In or around the Company’s first fiscal quarter of 2024 Subscriber No. of Shares subscribed for Subscription price per Share (US$) Total Purchase Price (US$) MM Air Ltd. Clarendon House 2 Church Street Hamilton HM 11, Bermuda [•] common shares US$[•] Up to US$150,000,000 (50%) Marubeni Aviation Holding Coöperatief U.A. Herikerbergweg 238 Luna ArenA, 1101 CM Amsterdam, The Netherlands [•] common shares US$[•] Up to US$150,000,000 (50%)